SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                                May 16, 2003
                                ------------
                      (Date of earliest event reported)


                           Abington Bancorp, Inc.
                           ----------------------
           (Exact name of registrant as specified in its charter)


        Massachusetts                  0-16018              04-3334127
        -------------                  -------              ----------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
      of incorporation)                                 Identification No.)



97 Libbey Parkway, Weymouth, Massachusetts            02189
------------------------------------------            -----
 (Address of principal executive offices)           (Zip Code)


                               (781) 682-6400
                               --------------
            (Registrant's telephone number, including area code)


                               Not applicable
                               --------------
             (Former name, former address and former fiscal year,
                        if changed since last report)


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Item 5.     Other Events.

            On May 15, 2003, Abington Bancorp, Inc. (the "Company") issued a press release announcing the Company's filing of its 2002 Form 10-K. A copy of the press release is attached to this report as
            Exhibit 99.1 and is incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

            Exhibit 99.1   Press Release dated May 15, 2003.
            Exhibit 99.2   Press Release dated May 15, 2003.


Item 9.     Regulation FD Disclosure.

            In accordance with Release No. 33-8216, the following information is being furnished under Item 12 of Form 8-K.

            On May 15, 2003, Abington Bancorp, Inc. (the "Company") issued a press release announcing the Company's results of operations for the quarter ended March 31, 2003. A copy of the press release is attached to this report as Exhibit 99.2 and is incorporated herein by reference.


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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ABINGTON BANCORP, INC.


Date:  May 16, 2003                        By: /s/ James K. Hunt
                                              ------------------
                                           Name: James K. Hunt
                                           Title: Chief Financial Officer
                                           & Treasurer


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